SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                           Commission File No. 1-9973


              Delaware                                  36-3352497
   (State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
   Incorporation or Organization)

    1400 Toastmaster Drive, Elgin, Illinois               60120
   (Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone No., including Area Code       (847) 741-3300


================================================================================



Item 5. Other Events

On October 30, 2003, The Middleby Corporation issued a press release announcing the payment of a $0.25 special dividend.

Item 7. Financial Statements and Exhibits


     (c)  Exhibits.


          99.1 Press release dated October 30, 2003 of The Middleby Corporation.

================================================================================

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE MIDDLEBY CORPORATION
                                           ------------------------
                                                  (Registrant)
Date October 30, 2003

                                           By:  /s/ Timothy J. Fitzgerald
                                                -------------------------
                                                Timothy J. Fitzgerald
                                                Vice President and
                                                Chief Financial Officer




                                       -2-